EXHIBIT 10.21B

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SIXTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This SIXTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #*******) dated July *, **** (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

*.

Exhibit B-* of the Agreement entitled “Enterprise Products,” shall be amended by deleting the description for CSG Workforce Express® Global Positioning System (WFX GPS) in its entirety under the “Product Descriptions” header and replacing the description with the following:

CSG Workforce Express® Global Positioning System (WFX GPS). CSG WFX GPS provides the location of a technician in relationship to jobs in real-time on a routing and dispatch map for those customers who have purchased Workforce Management®. Also included is real-time report of stops and details of each collected global positioning point. The solution is easy to set-up, deploy and requires no additional training of your workforce to utilize. CSG WFX GPS is supported on designated hand held devices as well as vehicle mounted black boxes.

*.

Schedule B-* of the Agreement shall be further amended to add the description for CSG Workforce Express® (WFX) Global Positioning System via Gateway and the following description shall be added under the “Product Descriptions” header.

“CSG Workforce Express® (“WFX”) Global Positioning System (GPS) Service via Gateway: The CSG WFX GPS Service via Gateway populates and displays vehicle location and status data on the CSG Workforce Management® application’s Routing and Dispatch system. Customer will select and retain one or more CSG-certified third party GPS vendors (“GPS Vendor”) to provide GPS data over an interface established and maintained by the GPS Vendor (“GPS Interface”) to CSG’s WFX; all fees and expenses charged by such GPS Vendor to Customer shall be payable by Customer and CSG shall have no liability or obligation. The GPS data is transmitted by such GPS Vendor over the GPS Interface at an update interval determined between Customer and the GPS Vendor, but generally between one (*) and five (*) minutes. GPS data transmitted by the GPS Vendor over the GPS Interface integrates with WFX mapping functionality to provide real-time location information of Customer’s service vehicles relative to scheduled jobs. Customer hereby acknowledges that:

(a)	The GPS Vendor is restricted to sending only GPS data certified for use within the specifications of the GPS Interface. Use of additional GPS data, vehicle-related data or other data shall require further discussion and analysis among CSG, Customer and the GPS Vendor and shall be set forth in schedules, exhibits or addenda to this Agreement as may be made by the parties from time to time;

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(b)	CSG’s certification of the GPS Vendor’s GPS data integration into WFX does not warrant the operational reliability and/or data integrity of the GPS Vendor’s GPS system;

(c)	The GPS Vendor is responsible for obtaining and maintaining its certification status with CSG and CSG shall not be liable to Customer for any delay, interruption or failure by the GPS Vendor to perform under any agreements between Customer and the GPS Vendor as a result of the GPS Vendor’s failure to obtain or maintain its certification status with CSG and CSG agrees to provide no less than forty-five (**) days prior notice of decertification of a Customer selected GPS Vendor; and

(d)	CSG shall not be liable to Customer for any delay, interruption or failure by the GPS Vendor to perform under any agreements between Customer and the GPS Vendor as a result of the termination or expiration of any contract between CSG and the GPS Vendor with respect to the Interface and CSG agrees to provide no less than forty-five (**) days prior notice of termination or expiration of a certification agreement with a Customer selected GPS Vendor.

3.	CSG and Customer desire to amend Schedule F of the Agreement to provide ****** ******* for CSG’s WFX GPS product for handheld devices, pricing for CSG’s WFX GPS for truck mounted devices, and CSG WFX GPS Service via Gateway. Therefore, Schedule F, CSG Products, Section I.A entitled “Product installation and other associated products,” Subsection *.g, Workforce Management, Global Positioning S*stem (GPS), is deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
8. Workforce Management
g) GPS (handheld devices)

• *************** (**********)	*******	$	*	*.**

• *** ** *,*** ***** (*** **********)	*******	$	*	*.**

• *,*** *** ******* ***** (*** **********)	*******	$	*	*.**

h) CSG Workforce Express Vehicle Mounted GPS System Via Gateway (Note 8) (Note *)

• GPS System Service Fee via Gateway (*** ****) (******)

• * * *,*** *****	*******	$	*	*.**

• *,*** * *,*** *****	*******	$	*.	**

• *,****– **,*** *****	*******	$	*.	**

• **,**** *****	*******	$	*.	**

Note *: Requires implementation and active operation of vehicle mounted GPS units from third-party vendor who is certified to utilize CSG’s WFX GPS.

Note *: The number of Devices shall be determined as *** ***** ****** ** ****** ******* **** **** **** ******* ** WFX and the WFX server has received GPS data from that device ****** *** ***** ****** ******** **** *** ***** *** ** *** ***** ***** ******* *** ***** **** ** *** ***** **** (the “GPS Total Usage”).

Note **: All implementation and associated fees shall be set forth in a mutually agreed upon Statement of Work.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)

By:	/s/ Andrew Baer

Name:	Andrew Baer

Title:	SVP & CIO

CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Joseph T. Ruble

Name:	Joseph T. Ruble

Title:	EVP, CAO & General Counsel

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES

HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Date:	*/**/**	Date:	*-*-**

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES

HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES